EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Carl Ceragno, President, as Chief Executive Officer and Chief Financial Officer of the company, hereby certify that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Stratus Entertainment, Inc. on Form 10-QSB for the quarter ended March 31, 2007 that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)

That information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Stratus Entertainment, Inc.

Date: May 21, 2007	By:	/s/ Carl R. Ceragno
	Name:	Carl R. Ceragno
	Title:	Chief Executive Officer
and Chief Financial Officer